UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

Cantor Fitzgerald Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to correct a typographical error contained in Item 7.01 of the Current Report on Form 8-K filed by Cantor Fitzgerald Income Trust, Inc. on March 3, 2021 (“Initial Form 8-K”).  The table disclosing February 2021 distributions (as declared by the Company on March 3, 2021) in the Initial Form 8-K is hereby replaced in its entirety by the table provided below.

Item 7.01. Regulation FD Disclosure. February 2021 Distribution

Gross Distribution
Class T Shares	$0.119
Class S Shares	$0.119
Class D Shares	$0.119
Class I Shares	$0.119
Class AX Shares	$0.119
Class TX Shares	$0.119
Class IX Shares	$0.119

 Except as noted above, all other information in the Initial Form 8-K remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date: March 3, 2021	By:	/s/ Christopher A. Milner
Name: Christopher Milner
Title: President

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